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EXHIBIT 12.1

CHIEF EXECUTIVE OFFICER CERTIFICATION

        I, Alfonso Cortina de Alcocer, certify that:

        1.     I have reviewed this annual report on Form 20-F of Repsol YPF, S.A.;

        2.     Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

        3.     Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Repsol YPF, S.A. as of, and for, the periods presented in this report;

        4.     Repsol YPF, S.A.'s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Repsol YPF, S.A. and have:

          (a)   Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Repsol YPF, S.A., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          (b)   [Reserved]

          (c)   Evaluated the effectiveness of Repsol YPF, S.A.'s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

          (d)   Disclosed in this report any change in Repsol YPF, S.A.'s internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, Repsol YPF, S.A.'s internal control over financial reporting; and

        5.     Repsol YPF, S.A.'s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Repsol YPF, S.A.'s auditors and the audit committee of Repsol YPF, S.A.'s Board of Directors (or persons performing the equivalent functions):

          (a)   All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Repsol YPF, S.A.'s ability to record, process, summarize and report financial information; and

          (b)   Any fraud, whether or not material, that involves management or other employees who have a significant role in Repsol YPF, S.A.'s internal control over financial reporting.

        Date: July 1, 2004

By:	/s/ ALFONSO CORTINA DE ALCOCER
Name: Alfonso Cortina de Alcocer Title: Chief Executive Officer

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CHIEF EXECUTIVE OFFICER CERTIFICATION